UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) July 22, 2005

WRC MEDIA INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	333-96119 (Commission File Number)	13-4066536 (IRS Employer Identification No.)

512 Seventh Avenue, 22nd Floor, New York, NY (Address of principal executive offices)

10018 (Zip Code)

(212) 768-1150 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2005, WRC Media Inc. issued a press release announcing the closing of the sale of American Guidance Service, Inc. to Pearson Education, Inc., and the capital restructuring. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Exhibits.

99.1 –	Press release dated as of July 22, 2005 entitled “WRC Media Inc., A Leading Supplementary Education Publisher, Completes Sale of American Guidance Service, Inc. and Capital Restructuring.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRC MEDIA INC. (Registrant)

Date: July 22, 2005	By:	/ s / Richard Nota Name: Richard Nota Title: Executive Vice President, Operations